Offerings - Offering: 1	Feb. 13, 2026 USD ($) percent
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	Deferred Compensation Obligations
Amount Registered	50,000,000
Proposed Maximum Offering Price per Unit | percent	1
Maximum Aggregate Offering Price	$ 50,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,905
Offering Note
(a)    The deferred compensation obligations include general unsecured obligations of the Company to pay up to $50,000,000 of deferred compensation from time to time in the future in accordance with the terms of the Aflac Incorporated Executive Deferred Compensation Plan (the “Plan”).

(b)    Solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the amount of deferred compensation obligations registered is based on an estimate of the amount of compensation participants may defer under the Plan.